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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) - February 1, 2009

                         GLOBAL BEVERAGE SOLUTIONS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                     000-28027                  90-0093439
          ------                    ------------             -------------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              file number)             Identification No.)

                                1595 NW 1st Court
                            Boca Raton, Florida 33432
                    (Address of principal executive offices)

                                 (954) 473-0850
                          Registrant's telephone number


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 2:        FINANCIAL INFORMATION

ITEM 2.01:        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On February 1, 2009, Global Beverage Solutions, Inc., (the "Company") entered into an agreement to sell the assets of Beverage Network of Maryland, Inc., a wholly-owned subsidiary of the Company to Master Distributors, Inc., in exchange for cancellation of the debt originally incurred to acquire this entity and assumption of certain other debts and obligations including trade debts. The purchase was consummated at a closing on February 2, 2009 effective as of February 1, 2009.



ITEM 9.01:        FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired - Not required; (b) Pro forma financial information - Not required; (c) Exhibits - None


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GLOBAL BEVERAGE SOLUTIONS, INC.


                                        By /s/ Jerry Pearring
                                        ----------------------------------------
                                        Jerry Pearring, Chief Executive Officer


Date: February 6, 2009